Exhibit 10.3

FIRST AMENDMENT

TO

EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement is made and entered into as of October 12, 2022 (the “Effective Date”), by and between Daniel Ryweck (the “Employee”) and Silo Pharma, Inc., a Delaware corporation (the “Company”), the Corporation and the Employee are collectively referred to herein as the “Parties.”

WITNESSETH

WHEREAS, the Corporation and Employee are Parties to that certain Employment Agreement dated as of September 28, 2022, (the “Employment Agreement”);

WHEREAS, the Parties desire to amend the Employment Agreement and raise the Employee’s salary as set forth herein

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein, the Parties agree as follows:

1.	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

2.	The first sentence in Section 4.1 of the Employment Agreement is hereby amended and restated it its entirety as follows:

“Base Salary. During the Employment Term, the Employer shall pay to Employee an initial base salary at the annual rate of Sixty Thousand ($60,000) Dollars as compensation for Employee’s performance of Employee’s duties hereunder, payable in equal monthly installments (the “Base Salary”).”

3.	Except as amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect, and the Employment Agreement is in all respects ratified and confirmed. On and after the date of this agreement, each reference in the Employment Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Employment Agreement as amended by this agreement.

4.	This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

CORPORATION:

Silo Pharma, Inc.

/s/ Eric Weisblum
By:	Eric Weisblum
Title:	Chief Executive Officer

EMPLOYEE:

/s/ Daniel Ryweck
By:	Daniel Ryweck
Title:	Chief Financial Officer